SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2015

DAVE & BUSTER’S ENTERTAINMENT, INC.

(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	001-35664 (Commission File Number)	35-2382255 (IRS Employer Identification Number)

2481 Manana Drive

Dallas TX 75220

(Address of principal executive offices)

Registrant’s telephone number, including area code: (214) 357-9588

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 of the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) Exchange Act

Item 5.02.      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 20, 2015, the Company announced that Patricia H. Mueller has been elected to the Board of Directors of the Company.

Patricia H. Mueller, 52, has served as Senior Vice President and Chief Marketing Officer of The Home Depot, Inc. (the world’s largest home improvement retailer) since February 2011. Ms. Mueller served as Vice President, Advertising of The Home Depot, Inc. from September 2009 to February 2011. Ms. Mueller also serves on the board of The Home Depot Foundation. Ms. Mueller previously served as Senior Vice President of Marketing and Advertising of The Sports Authority, Inc. from September 2006 to August 2009, Vice President of Advertising of American Signature, Inc. from September 2004 to August 2006 and held senior roles with Value Vision, Inc./ShopNBC from 1999 to 2004, including Senior Vice President TV Sales & Promotions, Senior Vice President Strategic Development and Senior Vice President Marketing & Programming.

Item 9.01.      Financial Statements and Exhibits.

(d)	Exhibits.

99	Press release dated April 20, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DAVE & BUSTER’S ENTERTAINMENT, INC.

Date: April 21, 2015	By:	/s/ Jay L. Tobin
Jay L. Tobin
Senior Vice President, General Counsel and Secretary